Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Amendment") is dated as of May 4, 2007, and is by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually as sole Lender and as Agent for the Lenders ("Agent"), ODYSSEY HEALTHCARE OPERATING A, LP, a Delaware limited partnership ("OpCoA"), ODYSSEY HEALTHCARE OPERATING B, LP, a Delaware limited partnership ("OpCoB"), HOSPICE OF THE PALM COAST, INC., a Florida not for profit corporation ("Palm Coast"; OpCoA, OpCoB and Palm Coast being referred to together as the "Borrowers" and each individually as a "Borrower"), and the other Credit Parties signatory hereto.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of May 14, 2004, by and among Agent, the Lenders from time to time party thereto ("Lenders"), Borrowers and the other Credit Parties signatory from time to time thereto (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), Agent and Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers;

WHEREAS, Borrowers desire that Agent and Lenders amend the Credit Agreement in certain respects, as more fully set forth herein, and Agent and Lenders are agreeable to such request;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is amended as follows:

(a)  Clause (e) of Section 6.14 of the Credit Agreement shall be amended by replacing the reference to “$10,000,000” with “$51,000,000”.

2.  Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent:

(a)  Agent shall have received this Amendment executed by Borrowers and the Requisite Lenders; and

(b)  No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Amendment.

3.  References; Effectiveness. Agent, Lenders and Borrowers hereby agree that, upon the effectiveness of this Amendment, all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as modified by this Amendment.

4.  Representations and Warranties. To induce Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Lenders that:

(a)  All representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

(b)  This Amendment constitutes the legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms;

(c)  There is no Default or Event of Default in existence and none would result from the consummation of the transactions described in, and the subject of, this Amendment; and

(d)  The execution and delivery by each Borrower of this Amendment does not require the consent or approval of any person or entity, except such consents and approvals as have been obtained.

5.  Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

6.  Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts made and performed in that state and any applicable laws of the United States of America.

7.  Continued Effectiveness. Except as modified hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms and each such Loan Document is hereby ratified in all respects.

 [Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and sole Lender

By:	/s/ John Dale
Name:	John Dale
Title:	Duly Authorized Signatory

BORROWERS:

ODYSSEY HEALTHCARE OPERATING A, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By:	/s/ R. Dirk Allison
	Name:	R. Dirk Allison
	Title:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE OPERATING B, LP

By:	Odyssey HealthCare GP, LLC
Its:	General Partner

	By:	/s/ R. Dirk Allison
	Name:	R. Dirk Allison
	Title:	Senior Vice President and Chief Financial Officer

HOSPICE OF THE PALM COAST, INC.

By:	/s/ R. Dirk Allison
Name:	R. Dirk Allison
Title:	Senior Vice President and Chief Financial Officer

CREDIT PARTIES:

ODYSSEY HEALTHCARE INC.

By:	/s/ R. Dirk Allison
Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE HOLDING COMPANY

By:	/s/ R. Dirk Allison
Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE GP, LLC

By:	/s/ R. Dirk Allison
Its:	Senior Vice President and Chief Financial Officer

ODYSSEY HEALTHCARE LP, LLC

By:	/s/ Jean M. Hunn
Its:	Manager

ODYSSEY HEALTHCARE MANAGEMENT LP
By:	Odyssey HealthCare GP, LLC
Its:	General Partner

By:	/s/ R. Dirk Allison
Its:	Senior Vice President and Chief Financial Officer